Exhibit 32
SECTION 1350 CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND THE CHIEF FINANCIAL
OFFICER
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Graham Holdings Company (the “Company”) on Form 10-Q for the period ended September 30, 2024 (the “Report”), Timothy J. O’Shaughnessy, Chief Executive Officer (principal executive officer) of the Company and Wallace R. Cooney, Chief Financial Officer (principal financial officer) of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Timothy J. O’Shaughnessy
Timothy J. O’Shaughnessy
Chief Executive Officer
October 30, 2024

/s/ Wallace R. Cooney
Wallace R. Cooney
Chief Financial Officer
October 30, 2024